                                                                    Exhibit 23.1



                          Independent Auditors' Consent

The Board of Directors
Burns, Philp & Company Limited:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG
KPMG

Sydney, Australia
January 22, 2004